UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 7, 2026

ENBRIDGE INC.

(Exact Name of Registrant as Specified in Charter)

Canada	001-15254	98-0377957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425 - 1st Street S.W.

Calgary, Alberta, Canada T2P 3L8

(Address of Principal Executive Offices) (Zip Code)

1-403-231-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENB	New York Stock Exchange

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) amends and supplements Item 5.02 of Enbridge Inc.’s ("Enbridge” or the “Corporation”) Current Report on Form 8-K filed on September 8, 2026 (the “Original Form 8-K”) to disclose compensation arrangements approved in connection with the Corporation’s previously announced CEO transition. This Amendment should be read in conjunction with the Original Form 8-K. Except as set forth below, the Original Form 8-K remains unchanged.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 4, 2026, the Board of Directors (“Board”) of the Corporation approved the compensation for Michele Harradence, currently Executive Vice President and President, Gas Distribution and Storage of the Corporation, who will succeed Greg Ebel as President and Chief Executive Officer of the Corporation effective January 1, 2027. In her role as President and Chief Executive Officer, Ms. Harradence will receive a base salary of US$1,200,000 and will be eligible to earn an annual discretionary bonus under Enbridge’s Short Term Incentive Plan, with a target of 150% of her base salary. Ms. Harradence’s incentive target under Enbridge’s 2019 Long Term Incentive Plan will be 850% of her base salary, with a 60%/20%/20% split among performance stock units, restricted stock units and incentive stock options, respectively. Ms. Harradence will also participate in Enbridge’s senior management pension plan, a non-contributory defined benefit plan. In addition, Enbridge will provide Ms. Harradence with housing in Calgary on a temporary basis.

The Board has also approved compensation for Mr. Ebel, who will continue as an Enbridge employee in an advisory capacity from January 1, 2027 through May 7, 2027. Mr. Ebel will receive his current annualized base salary pro rata for such period. Mr. Ebel will receive office, administrative, information technology and tax preparation support through the remainder of 2027 for transition purposes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENBRIDGE INC. (Registrant)

Date: November 6, 2026	By:	/s/ David Taniguchi
David Taniguchi Vice President, Legal & Corporate Secretary (Duly Authorized Officer)